UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 9, 2016
(Date of earliest event reported)

US GEOTHERMAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-34023 (Commission File Number)	84-1472231 (I.R.S. Employer Identification)

390 E Parkcenter Blvd, Ste 250, Boise, Idaho 83706
(Address of principal executive offices) (Zip Code)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2016, U.S. Geothermal Inc. (the “Company”) issued a press release announcing its financial and operating results for the nine months ended September 30, 2016, guidance for 2016, and highlighted notable achievements for 2016. The Company also announced that it will be hosting a conference call to discuss its financial results for the nine months ended September 30, 2016 on November 10, 2016 at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, and a copy of the presentation to be used for the conference call is furnished as Exhibit 99.2.

The information furnished herewith pursuant to Item 2.02 of this Current Report and in Exhibit 99.1 hereto is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2016, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Company’s Certificate of Incorporation, which was approved by the Company’s stockholders at the Company’s Annual Meeting of Shareholders held on September 30, 2016 and approved by the Company’s Board of Directors.  The Certificate of Amendment effects a one-for-six share consolidation of the shares of common stock of the Company (the “Common Stock”) issued and outstanding and held in treasury in which each six issued and outstanding shares of Common Stock, $0.001 par value, are combined and converted into one share of Common Stock, $0.001 par value (the “Share Consolidation”).

The Share Consolidation becomes effective as of 5:00 p.m. Mountain Time on November 9, 2016 (the “Effective Time”).  No fractional shares of Common Stock will be issued in connection with the Share Consolidation.  Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by six (6) shall, with respect to such fractional interest, be entitled to receive from the Company cash in an amount equal to the product obtained by multiplying (i) the closing sale price of the Common Stock as last reported on the NYSE MKT LLC (“NYSE MKT”) immediately prior to the Effective Time by (ii) the number of shares of Common Stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.  This summary is qualified in its entirety by reference to the Certificate of Amendment of the Company’s Certificate of Incorporation attached hereto as Exhibit 3.1.

Item 7.01 Regulation FD Disclosure.

The Company expects that the Share Consolidation will be effective for trading purposes upon the commencement of trading on November 10, 2016, at which point the Company’s Common Stock will begin trading on a share-consolidated basis on the NYSE MKT.  As described under

Item 5.03, stockholders will not receive fractional shares in connection with the share consolidation.  Instead, stockholders who would otherwise be entitled to receive fractional shares of Common Stock prior to such rounding are entitled to receive cash (without interest or deduction) from the exchange agent in lieu of such fractional shares.

Computershare Investor Services Inc., the Company’s transfer agent, is acting as the exchange agent for the Share Consolidation.

Stockholders of record as of the Effective Time holding shares in book-entry form, either as direct or beneficial owners, will have their holdings electronically adjusted by their broker to give effect to the share consolidation. Any payments in lieu of fractional shares will also be processed by the broker.

Stockholders of record as of the Effective Time holding shares in certificated form will receive forms and notices to exchange their existing shares for the new shares from the exchange agent, or from their bank, broker or other nominee holder.  No new certificates will be issued to a stockholder until the stockholder has surrendered his or her outstanding certificates together with the properly completed and executed transmittal form.  For any payments in lieu of fractional shares, the stockholder will receive a check from the exchange agent representing the cash amount due upon surrender to the exchange agent of the certificates representing any fractional shares.

Stockholders who hold stock certificates evidencing their shares of the Company’s Common Stock are advised that they should not send in their stock certificates until they receive a letter of transmittal, which will contain detailed instructions for exchanging their existing stock certificates.  After the Share Consolidation, the Company’s Common Stock will have a new CUSIP number, 90338S201, but the par value and other terms of the Common Stock will not be affected by the Share Consolidation.

The Share Consolidation also will have the effect of increasing the number of shares of Common Stock available for issuance by the Company.

Proportional adjustments will be made to the Company’s outstanding warrants, the 2009 Stock Incentive Plan reserve and to the Company’s outstanding stock options and restricted stock unit awards.  Any fractional shares issuable pursuant to stock options or restricted stock unit awards will be rounded down to the nearest whole number.

The information furnished herewith pursuant to Item 7.01 of this Current Report is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of U.S. Geothermal Inc.
99.1	Press Release dated November 9, 2016.

99.2	Corporate Presentation, Q3 2016 Earnings Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2016	U.S. Geothermal Inc.

	By:	/s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer and Secretary

EXHIBIT INDEX
Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of U.S. Geothermal Inc.
99.1	Press Release dated November 9, 2016.

99.2	Corporate Presentation, Q3 2016 Earnings Call.